SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                              AOL TIME WARNER INC.

             (Exact name of registrant as specified in its charter)


        Delaware                         1-15062             13-4099534
        ----------------------------------------------------------------
       (State or other jurisdiction     (Commission          (I.R.S. Employer
         of incorporation)               File Number)        Identification No.)


                 75 Rockefeller Plaza, New York, New York 10019
               (Address of principal executive offices) (zip code)


                                  212 484-8000
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former Name or former address, if changed since last report)


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Item 9.           Regulation FD Disclosure.

                  On August 14, 2002, each of the Principal Executive Officer, Richard D. Parsons, and the Principal Financial Officer, Wayne H. Pace, of AOL Time Warner Inc. (the "Company") submitted to the Securities and Exchange Commission ("SEC") a sworn statement pursuant to SEC Order No. 4-460 (June 27,
2002). A copy of each of these statements is included herewith as an Exhibit.

                  In addition, on August 14, 2002, the Company filed with the SEC its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. As required by 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), this filing was accompanied by a certification of the Company's Principal Executive Officer and its Principal Financial Officer as to the matters required by Section 906. A copy of this certification is included herewith as an Exhibit.

                  The information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the Company's filings with the SEC under the Securities Act of 1933.


Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit           Description
-------           -----------

99.1              Statement Under Oath of Principal Executive Officer dated
                  August 14, 2002.

99.2              Statement Under Oath of Principal Financial Officer dated
                  August 14, 2002.

99.3 Certification pursuant to Section 906 of Principal Executive Officer and Principal Financial Officer dated August 14, 2002.



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                                                                               3


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AOL TIME WARNER INC.


                                          By:  /s/ Wayne H. Pace
                                              ----------------------------------
                                              Name:  Wayne H. Pace
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

Date:      August 14, 2002



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                                                                               4


                                 EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Statement Under Oath of Principal Executive Officer dated
                  August 14, 2002.

99.2              Statement Under Oath of Principal Financial Officer dated
                  August 14, 2002.

99.3 Certification pursuant to Section 906 of Principal Executive Officer and Principal Financial Officer dated August 14, 2002.